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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K
                          ----------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  July 15, 2004
                ------------------------------------------------
                Date of report (Date of earliest event reported)




                              ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                     0-27562                    13-3849655
----------------------------   --------------------------   -----------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                             Identification Number)



                      747 Third Avenue, New York, NY 10017
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               (Address of principal executive offices) (Zip Code)



                                  212-702-8561
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               Registrant's telephone number, including area code



          ------------------------------------------------------------
          Former name or former address, if changed since last report)



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





Item 5.    OTHER ITEMS.

         On July 15, 2004, Atlantic Realty Trust (the "Trust") reported that it has entered in a letter of intent with a major retailer for the lease of approximately 104,000 square feet of building space in the Hylan Plaza Shopping Center. The lease if consummated, will (i) run for a period of thirty years,
(ii) contain additional lease renewal rights and (iii) have rent rates comparable to current market rents. There can, however, be no assurance that the parties will enter into the lease.

         Incorporated by reference is a press release issued by the Trust on July 15, 2004 which is attached hereto as Exhibit 1.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ATLANTIC REALTY TRUST



Date:    July 15, 2004               By:/s/ Edwin R. Frankel
                                        --------------------------------------
                                        Name:  Edwin R. Frankel
                                        Title: Executive Vice President,
                                               Chief Financial Officer,
                                               Secretary and Principal
                                               Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description
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 1.1       Press Release issued by the Company on July 15, 2004